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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


                 Date of Report:  March 19, 1996
        Date of earliest event reported:  March 18, 1996


                    APPALACHIAN POWER COMPANY
     (Exact name of registrant as specified in its charter)


       Virginia                  1-3457                 54-0124790
(State or other jurisdiction of  (Commission           (I.R.S. employer
incorporation or organization)  file number)          identification no.)



                        40 Franklin Road
                     Roanoke, Virginia 24011
  (Address of principal executive offices, including zip code)


                         (540) 985-2300
      (Registrant's telephone number, including area code)




ITEM 5.   Other Events

     On March 18, 1996, Appalachian Power Company agreed to sell $100,000,000 aggregate principal amount of its First Mortgage Bonds, 6-3/8% Series, Due 2001 and $100,000,000 aggregate principal amount of its 6.80% Series, Due 2006 ("First Mortgage Bonds").
Said First Mortgage Bonds were registered under the Securities Act of 1933, as amended, pursuant to the Company's shelf registration statement (Registration Statement 333-01049). For further information concerning the First Mortgage Bonds, refer to the Exhibits contained in this Current Report on Form 8-K.


ITEM 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits

     (c)  Exhibits

           1(a) Proposal for Purchase of First Mortgage Bonds, 6-3/8% Series due 2001, dated March 18, 1996, between the Company and the Purchaser named therein, with Purchase Contract attached thereto.

           1(b) Proposal for Purchase of First Mortgage Bonds, 6.80% Series due 2006, dated March 18, 1996, between the Company and the Purchaser named therein, with Purchase Contract attached thereto.

           4        Supplemental Indenture, dated as of March 1,
                    1996, between the Company and Bankers Trust
                    Company, as Trustee.

          26(a)     Notice of Invitation for Proposals.

          26(b) Invitation for Proposals for the Purchase of First Mortgage Bonds.


                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                              APPALACHIAN POWER COMPANY
                                   (Registrant)


                              _/s/ A. A. Pena__________
                              A. A. Pena, Treasurer

Dated:  March 19, 1996